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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                               October 3, 2005
              Date of Report (Date of Earliest Event Reported)

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                    GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
            (Exact name of registrant as specified in its charter)

      DELAWARE                 000-50723               04-3638229
  (State or other      (Commission File Number)     (I.R.S. Employer
  jurisdiction of                                    Identification No.)
  incorporation or
   organization)

       701 MOUNT LUCAS ROAD                       08540
       PRINCETON, NEW JERSEY                   (Zip Code)
  (Address of principal executive
             offices)

                                 609-497-5500
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

          On October 3, 2005, Goldman Sachs Hedge Fund Strategies LLC, the Managing Member of Goldman Sachs Hedge Fund Partners, LLC (the "Company"), notified the members of the Company of certain changes being made to the Company, effective as of January 1, 2006, that will have an impact on holders of the Company's Units. A copy of the letter to members is attached hereto. In addition, attached hereto is a form of the Company's Limited Liability Company Agreement, as amended, reflecting certain of the changes to the Company discussed in the letter to members. The amendments to the Company's Limited Liability Company Agreement will take effect beginning January 1, 2006.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

Exhibit
Number         Description
-------        -----------

3.1 Form of Amended and Restated Limited Liability Company Agreement of Goldman Sachs Hedge Fund Partners, LLC, to be effective January 1, 2006.



99.1 Letter to Members of Goldman Sachs Hedge Fund Partners, LLC, dated October 3, 2005.

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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

      Date:  October 3, 2005

                                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
                                     (Registrant)


                                   By: Goldman Sachs Hedge Fund Strategies LLC,
                                       its Managing Member

                                       By:
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                                           Tobin V. Levy
                                           Managing Director and Chief
                                           Financial Officer

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EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

3.1 Form of Amended and Restated Limited Liability Company Agreement of Goldman Sachs Hedge Fund Partners, LLC, to be effective January 1, 2006.


99.1 Letter to Members of Goldman Sachs Hedge Fund Partners, LLC, dated October 3, 2005.